-------------------------------------------------------------------------------

     MATHERS FUND, INC.

     100 Corporate North    -    Bannockburn, Illinois 60015
               800-962-FUND    -    847-295-7400
                  mathersfund@earthlink.net


     DIRECTORS

        KARL M. BECKER
        TYLER R. CAIN
        CHARLES G. FREUND
        ROBERT J. REYNOLDS
        HENRY G. VAN DER EB, JR.


     OFFICERS                                            MATHERS
                                                          FUND
        HENRY G. VAN DER EB, JR., CFA
        Chairman

        ROBERT J. REYNOLDS, CFA
        President

        ANNE E. MORRISSY, CFA
        Executive Vice President and Secretary

        LAWRENCE A. KENYON
        Senior Vice President and
        Chief Financial Officer

        EDITH L. COOK
        Vice President and Treasurer

        MARY ANNE KINNUCAN
        Vice President

        HEIDI M. STUBNER
        Vice President

     Investment Adviser
        MATHERS AND COMPANY, INC.
        Bannockburn, Illinois
                                                       ANNUAL REPORT
     Custodian
        STATE STREET BANK AND TRUST CO.                    1997
        Boston, Massachusetts

     Transfer Agent
        DST SYSTEMS, INC.
        Kansas City, Missouri

     Counsel
        SIDLEY & AUSTIN
        Chicago, Illinois

     Auditors
        ARTHUR ANDERSEN LLP
        Chicago, Illinois


This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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MATHERS FUND                                                           $400,000
                                                           [GRAPH]     $390,000
---------------------------------------------------------------------- $380,000
Growth of a $10,000 Investment in the                                  $370,000
Mathers Fund since August 19, 1965*                                    $360,000
                                                                       $350 000
                                   Compound              12-31-97      $340,000
                                Annual Return            Value of      $330,000
                                 From 8-19-65          $1 Invested     $320,000
                                 To 12-31-97             8-19-65       $310,000
                                                                       $300,000
                                                                       $290,000
MATHERS FUND...................... 12.09%                  $40.24      $280,000
Standard & Poor's 500............. 11.81                    37.06      $270,000
Value Line Composite..............  7.80                    11.38      $260,000
Dow Jones Industrial Average...... 11.42                    33.07      $250,000
Long Term U.S. Treasury Bonds.....  7.72                    11.12      $240,000
U.S. Treasury Bills...............  6.57                     7.84      $230,000

Consumer Price Index..............  5.17                     5.10      $220,000
                                                                       $210,000
*Date of public offering                                               $200,000
Income Dividends and Capital Gains Distributions Reinvested            $190,000
---------------------------------------------------------------------- $180,000
---------------------------------    --------------------------------- $170,000
MATHERS FUND                            MATHERS FUND                   $160,000
RANKED #1                               RANKED #1                      $150,000
GROWTH FUND                             GROWTH FUND                    $140,000
1 YEAR ENDED                            1 YEAR ENDED                   $130,000
12-31-87                                 6-30-88                       $120,000
                                                                       $110,000
Source Lipper Analytical Services    Source Lipper Analytical Services $100,000
12-31-87 "Growth Fund" Category      6-30-88 "Growth Fund" Category    $ 90,000
Consists of 236 funds.               Consists of 235 funds.            $ 80,000
---------------------------------    --------------------------------- $ 70,000
---------------------------------
MATHERS FUND                                                           $ 60,000
RANKED #1                                                              $ 50,000
GROWTH FUND                                                            $ 40,000
1 YEAR ENDED                                                           $ 30,000
9-30-90                                                                $ 20,000
                                                                       $ 10,000
Source Lipper Analytical Services
9-30-90 "Growth Fund" Category
Consists of 257 funds.
---------------------------------
$10,000
initial    1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1 1
investment 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9 9
8-19-65    6 6 6 6 6 7 7 7 7 7 7 7 7 7 7 8 8 8 8 8 8 8 8 8 8 9 9 9 9 9 9 9 9
           5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7



Full calender years ending December 31,

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LETTER TO SHAREHOLDERS                                         JANUARY 23, 1998
===============================================================================

The Mathers Fund maintained a conservative and, at times, very defensive portfolio structure during 1997 and continues to do so in 1998 in anticipation of a long overdue major bear market. This position reflects extraordinarily high-risk stock valuations in the U.S. and the spreading impact of Asian financial and economic meltdowns. For the year, the portfolio averaged 25% in stocks, 70.5% in U.S. Treasury securities and 4.5% in cash equivalents and earned a total return of 3.0%.

It is unrealistic to expect a defensively structured portfolio to outperform in a bear market and also keep pace on the upside during a classic manic advance driven by the irrational expectations of crowd psychology. The unpredictable timing of the trend reversal and steep price decline which inevitably follows such bull market bubbles was recently demonstrated by the panic collapse of various "Asian miracle" stock markets. To avoid large losses, a portfolio must be appropriately positioned prior to the downside break.

In a March '97 Business Week article titled "Bear Funds are Licking Their Chops", the Mathers Fund was selected as one of a universe of six well-known funds positioned for a market decline. For the one and two-year periods ended 12-31-97, the total return of the other five funds averaged -20.9% and -18.7% vs. +3.0% and +2.9% respectively for the Mathers Fund.

The Fund's equities remained partially to fully hedged for almost the entire year in order to protect the Fund's assets from potential loss in a down market. While gaining 33% overall, the S&P 500 had ten declines of over 3% in 1997, each lasting at least four days, ranging from -3.1% to -9.8%, and one of -5.1% so far in 1998. During these eleven periods, the sum of the losses by the S&P 500 was -53.5% while the Mathers Fund gained 2.8%. Stocks ranged from a low of 8.7% to a high of 39.4% of the Fund's total assets and posted a total return of 13.51% for the year. This gain was more than offset by the hedge position. Generally, most stocks held in the portfolio during the year were small to medium capitalization U.S. companies selected for their special situation features which create the potential for appreciation in a declining market.

Secular deflationary forces suppressed the U.S. CPI increase to 1.7% in 1997. As interest rates fell, the U.S. Treasury note segment of the portfolio contributed both an increase in market value as well as interest income for a total return of 9.94%. At year-end 1997, the weighted average maturity of the fixed income portfolio segment was 5.55 years, the duration 4.30 years, the current yield 6.66% and the yield to maturity 5.41%.

In an effort to increase returns and minimize the risk of loss, the Fund has been conservatively managed for many years using the discipline of historical precedent valuation analysis. This approach is based on the long-term statistical record of numerous time-tested fundamental stock valuation benchmarks which show that stocks fluctuate from overvaluation to under-valuation over varying time periods. Central to the success of this approach are the assumptions that stock valuations are unlikely to significantly overshoot and/or stay at historical extremes for an extended period and that portfolio risk levels should be periodically adjusted to take more risk when stocks are undervalued and less risk when stocks are overvalued.

To assume that virtually all fundamental benchmarks would substantially exceed their 71-year old upper limits, for more than a short time, would seem imprudent. However unlikely, over the last several years those measures have far surpassed all previous records in both degree and duration. Despite this recent experience, investing for the long term does not mean buying or holding stocks at prices that far exceed their intrinsic economic worth.

The challenge is to control portfolio risk to at least break even when wrong and make profits when right. The loss of opportunity is preferable to the loss of capital. This approach worked exceptionally well in '87 and '90, but has thus far severely penalized performance during the Great Baby Boomer Stock Mania of '95-'97.

Four classic value ratios which continue to make a compelling bearish case are shown in the chart and inset table on the next page. S&P 500 Index Fund investors are currently paying a sky-high $62.50 for $1.00 of dividends, $24.00 for $1.00 of earnings and $5.40 for $1.00 of book value. Even after adjusting these ratios for various "New Era" rationalizations, the S&P 500 is excessively expensive. Both dividend and earnings growth rates are slowing sharply, and earnings could easily decline 20% or more as the deflationary tsunami of Asian currency devaluations and financial shocks pressure corporate pricing power and profit margins, tilting the global economy toward contraction. Additionally, as shown on the chart, the market value of the U.S. stock bubble now exceeds GDP by an unprecedented 24%, so a 60% market drop would just return this ratio to its 71-year average.

The ripple effects of the disparate Asian insolvency crises are far from over. IMF bailout resources are inadequate relative to the Asian task so risk-averse investors must consider the consequences of a prolonged period of global financial uncertainty. If crisis creates opportunity in 1998, the Fund will actively seek investments to generate capital appreciation.


/s/ Henry Van Der Eb   Chairman

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[Contained here in paper format is a chart reflecting the Stock Market Capitalization as a Percentage of Nominal GDP. This chart was prepared for Mathers Fund by Topline Investment Graphics, Boulder CO. A hard copy is available by calling the Fund at 800-962-3863. The line is the ratio of stock market capitalization divided by nominal GDP. The chart's X-axis represents years, from 1926 through 1997 and its Y-axis shows percentage points, from 0 to
120. The average, since 1926, has been 49.3%. The high points (August 1929, 81.4%; November 1968, 77.8% and December 1972, 78.1%) were all followed by severe bear markets. The Sept. 1997 value is a record high, 124.6%.

Contained within the chart is a table of data as follows:



1928 to 1997            Price/Book       Dividend Yield         P/E Ratio
------------            ----------       --------------         ---------

Avg. of Six
 Major Bottoms             0.9                7.14                 7.8

Avg. of Five
 Major Tops                2.4                2.94                20.2

Sept. 1929 Top             3.6                2.86                21.1

Current:1/5/98             5.4                1.60                24.0]



===============================================================================
                           SCHEDULE OF INVESTMENTS            December 31, 1997

                  COMMON STOCKS  19.7%

  Shares                                                         Market Value
---------                                                        ------------
                  COMPUTER SOFTWARE  2.7%

2,260,000         Syncronys Softcorp * ......................    $  3,672,500


                  FARM EQUIPMENT  1.1%

   50,000         AGCO Corporation ..........................       1,462,500



                  FERTILIZER  3.5%

  400,000         Agrium, Inc. ..............................       4,875,000



                  SEMICONDUCTORS  2.0%

  300,000         Integrated Device Technology, Inc.*........       2,831,250



                  TECHNOLOGY 10.4%

2,600,000         Aura Systems, Inc. * ......................       8,531,250

  400,000         Newcom, Inc. * ............................       5,900,000
                                                                 ------------
                                                                   14,431,250
                                                                 ------------
Total Common Stocks (Cost $31,889,582) ......................    $ 27,272,500
                                                                 ------------

                            SHORT-TERM NOTES  1.4%

 Par Value                                                        Market Value
----------                                                        ------------
$ 1,942,000       State Street Bank Repo,
                  5.00%, due 1-2-98**

Total Short-Term Notes (Cost $1,942,000) ....................    $   1,942,000
                                                                 -------------
                           U.S. TREASURIES   78.9%
 Par Value
----------
$80,000,000       U.S. Treasury Notes
                    7 7/8% due 11-15-04......................    $  89,375,000
  5,000,000       U.S. Treasury Bills
                    due 2-19-98..............................        4,963,924
 15,000,000       U.S. Treasury Bills
                    due 1-8-98 + ............................       14,885,350
                                                                 -------------

Total U.S. Treasuries (Cost $99,774,274) ....................    $ 109,224,274
                                                                 -------------
TOTAL INVESTMENTS  (Cost $133,605,856) ......................    $ 138,438,774
                                                                 -------------
                                FUTURES   0.1%

 Contracts
----------
   110            Short, S&P 500 Stock Index
                    Futures, Expiration 3-20-98                        174,617

OTHER ASSETS (Net) (0.1%) ...................................       (  209,576)
                                                                 -------------
TOTAL NET ASSETS - 100% .....................................    $ 138,403,815
                                                                 =============


  * Non-Income Producing          ** Collateralized by a U.S. Treasury Note
               + $5 million pledged to cover S&P Futures margin


 The accompanying Notes to Financial Statements are an integral part of this schedule.

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------------------------------------------------------------------------------------------------------------------------------
                      BALANCE SHEET                                    STATEMENT OF OPERATIONS
                    December 31, 1997                                 Year Ended December 31, 1997
========================================================     =================================================================
ASSETS:
INVESTMENTS AT MARKET VALUE:                                 INVESTMENT INCOME:
 Common Stocks
    (Cost $31,889,582)...  $27,272,500                       INCOME:
 U.S. Treasuries:
   Notes                                                      Interest................... $7,493,055
    (Cost $79,925,000)...   89,375,000
 Bills (Amortized                                             Dividends..................    115,012            $   7,608,067
    Cost $19,849,274)....   19,849,274                                                                          -------------
 Repurchase Agreement
    (Cost $1,942,000)....    1,942,000      $138,438,774     OPERATING EXPENSES:
                           -----------      ------------
CASH.....................                            530      Management Fee............. $1,123,610

RECEIVABLES FOR:                                              Transfer Agent.............    203,853

 Subscriptions to Capital                                     Legal and Auditing.........    125,124
   Stock..................  $4,006,772
 Dividends and Accrued                                        Other......................     63,048
   Interest...............     916,819
 Other Assets.............       5,500         4,929,091      Custodian..................     38,008
                            ----------       -----------
                                                              Printing...................     30,948
TOTAL ASSETS..............                  $143,368,395
                                            ============      Registration...............     23,856

LIABILITIES:                                                  Taxes......................      8,126                1,616,573
                                                                                           ---------              -----------
PAYABLES FOR:
                                                             NET INVESTMENT INCOME...................           $   5,991,494
 Redemptions of Capital Stock               $  4,277,582                                                        -------------
 Dividends Payable...........                    559,998
 Accrued Expenses............                    127,000
                                            ------------

TOTAL LIABILITIES............               $  4,964,580
                                            ------------
CAPITAL:                                                     REALIZED AND UNREALIZED
                                                              GAINS ON INVESTMENTS:
 Capital Stock, $1.00 par value;
    10,594,606 shares outstanding                            Net Realized Gain on Investments Sold.....         $   3,088,393
    (100 million shares authorized)...      $ 10,594,606
 Paid-In Surplus......................       156,654,313     Net Change in Unrealized Appreciation on
 Accumulated Undistributed Net Investment                     Investments..............................            (4,616,313)
    Income ...........................           201,267                                                        -------------
 Accumulated Undistributed Net Realized                      Net Realized and Unrealized Loss on  .....
    Loss on Investments...............       (34,053,906)     Investments..............................            (1,527,920)
 Net Unrealized Appreciation on Investments    5,007,535                                                          -----------
                                             -----------     Net Increase in Net Assets Resulting from
                                                              Operations...............................         $   4,463,574
TOTAL CAPITAL (NET ASSETS)...........       $138,403,815                                                        =============
                                            ------------

TOTAL LIABILITIES AND CAPITAL........       $143,368,395
                                            ============

 Net Asset Value (Capital) Per Share at
    December 31, 1997................       $      13.06
                                            ============


The accompanying Notes to Financial Statements are an integral part of these statements.
-------------------------------------------------------------------------------

                     STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================


                                                        Year Ended December 31,
                                                          1997         1996
                                                     ------------  ------------
OPERATIONS:
  Net Investment Income ...........................  $  5,991,494  $  5,838,134
  Net Realized Gain/(Loss) on Investments Sold ....     3,088,393   (20,317,145)
  Net Change in Unrealized Appreciation
    on Investments ................................    (4,616,313)   13,749,425
                                                     ------------  ------------

    Net Increase/(Decrease) in Net Assets
      Resulting from Operations ...................     4,463,574      (729,586)
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from Net Investment Income ............    (6,033,168)   (5,756,774)
  Distribution of Realized Capital Gains ..........             0             0
                                                     ------------  ------------

    Total Distributions to Shareholders ...........    (6,033,168)   (5,756,774)
                                                     ------------  ------------

CAPITAL STOCK ISSUED AND REDEEMED:
  Net Proceeds from Sales of Shares, 752,707
    and 620,300 shares, respectively ..............     9,989,029     8,338,600
  Net Proceeds from Dividend Reinvestment Plan,
    419,098 and 397,258 shares, respectively ......     5,473,417     5,271,615
  Cost of Shares Redeemed, 3,507,039 and
    4,983,552 shares, respectively ................   (47,084,701)  (67,831,082)
                                                     ------------  ------------

    Decrease in Net Assets Derived from Capital
      Stock Transactions, (2,335,234) and
      (3,965,994) shares, respectively ............   (31,622,255)  (54,220,867)
                                                     ------------  ------------

    Net Decrease in Net Assets ....................   (33,191,849)  (60,707,227)

TOTAL NET ASSETS:
  Beginning of Year ...............................   171,595,664   232,302,891
                                                     ------------  ------------

  End of Year (including undistributed net
    investment income of $201,267 and
    $242,940 respectively) ........................  $138,403,815  $171,595,664
                                                     ============  ============


     The accompanying Notes to Financial Statements are an integral part of these statements.

                        NOTES TO FINANCIAL STATEMENTS

===============================================================================

1. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The primary objective of the Fund is capital appreciation over the long term principally through investment in common stocks. However, the Fund may invest all or any portion of its assets in securities other than common stocks when the adviser believes that the risk of owning equity securities is high. The following is a summary of the significant accounting policies of the Fund:
     (a) The Fund intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision has been made for Federal income taxes since the Fund has elected to be taxed as a regulated investment company. The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward to eight years following the year of the loss and offset such losses against any future realized gains. At December 31, 1997, the Fund had total capital loss carryforwards of $33,885,284, of which $11,658,398 expire on December 31, 2003 and $22,226,886 expire on December 31, 2004.
     (b) Common stocks traded on securities exchanges and stocks traded on the NASDAQ National Market are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation. In the event a security does not trade on a given date, the current bid price is used as the valuation. Fixed income securities with a maturity of greater than 60 days are valued at the current bid price, and those of 60 days or less are carried at amortized cost which approximates market value. Financial futures are valued at the settlement price established each day by the exchange on which they are traded.
     (c) During the year ended December 31, 1997, the Fund entered into S&P 500 index futures contracts to hedge against possible declines of its portfolio securities. Risks of entering into futures contracts include the possibility that changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. Upon entering into a futures contract, the Fund deposits with its custodian, in a segregated account, a U.S. Treasury Bill to cover margin requirements. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
     (d) Realized gains or losses are determined on the specific identification method. Dividends from investments are recognized as income on the ex-dividend date.
     (e) Dividends to shareholders are recorded on the declaration date which coincides with the ex-dividend date.
     (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

                        NOTES TO FINANCIAL STATEMENTS
===============================================================================

2. The Fund has an agreement dated May 1, 1988 with Mathers and Company, Inc., of which certain officers and directors of the Fund are officers, directors and shareholders, to serve as its investment adviser and manager. Under the agreement, the Fund pays an annual management fee of 0.75% of the first $200,000,000 of the Fund's average monthly net asset value plus 0.625% of any excess over $200,000,000 but not exceeding $500,000,000, plus 0.50% of any excess over $500,000,000. The adviser is required to reimburse the Fund to the extent expenses, other than taxes but including the management fee, in any year exceed the sum of 1 1/2% of the first $30,000,000 of the Fund's average monthly net asset value plus 1% of such value in excess of $30,000,000. Under the agreement, Mathers and Company, Inc. also provides office facilities and bookkeeping services to the Fund.
3. Cost of U.S. Treasury obligations and of other investment securities purchased during the year ended December 31, 1997, amounted to $183,993,677 and $64,582,684, respectively. Proceeds of U.S. Treasury obligations and other investment securities sold or matured during the year were $179,038,867 and $112,361,376, respectively. The cost of investments is the same for financial statement and Federal income tax purposes. At December 31, 1997, gross unrealized appreciation on investments was $11,097,447 and gross unrealized depreciation on investments was $6,089,912.
4. During 1997, the Board of Directors declared a distribution of $0.61 per share from net investment income. The ex-dividend and record date were December 31,1997. The dividend reinvestment price was $13.06 per share, which was the Net Asset Value per share on December 31, 1997. The payable date was December 31,1997, and the dividend is taxable income for 1997. The aggregate dividend was $6,033,168.
5. Financial highlights based on the average number of shares of capital stock outstanding throughout each year are presented below:


                                                                            Year Ended December 31
                                                               ------------------------------------------------
                                                                 1997      1996      1995      1994      1993
                                                               --------  --------  --------  --------  --------
NET ASSET VALUE PER SHARE - BEGINNING OF PERIOD .............    $13.27    $13.75    $13.55    $15.11    $15.02
                                                               --------  --------  --------  --------  --------

Net investment income .......................................      0.53      0.40     0.601     0.563      0.21
Net realized and unrealized gains/(losses) on investments....     (0.13)    (0.41)    0.349    (1.448)     0.11
                                                               --------  --------  --------  --------  --------
   Total from investment operations .........................      0.40     (0.01)    0.950    (0.885)     0.32
                                                               --------  --------  --------  --------  --------

Dividends from net investment income ........................     (0.61)    (0.47)   (0.719)   (0.675)    (0.23)
Distribution from net realized capital gains ................      0.00      0.00    (0.031)    0.000      0.00
                                                               --------  --------  --------  --------  --------
   Total distributions ......................................     (0.61)    (0.47)   (0.750)   (0.675)    (0.23)
                                                               --------  --------  --------  --------  --------

NET ASSET VALUE PER SHARE - END OF PERIOD ...................    $13.06    $13.27    $13.75    $13.55    $15.11
                                                               ========  ========  ========  ========  ========

Ratio of total expenses to average net assets ...............      1.07%     1.03%     0.98%     0.93%     0.89%
Ratio of net investment income to average net assets ........      3.96%     2.96%     4.25%     3.86%     1.39%
Portfolio turnover ..........................................        50%       38%       58%      211%      136%
Average commission rate paid per share ......................    $0.048    $0.051        --        --        --
Total return ................................................      3.01%    (0.07%)    7.01%    (5.89%)    2.13%
Net assets, end of period (000s omitted) ....................  $138,404  $171,596  $232,303  $293,285  $435,862
Number of shares outstanding (000s omitted) .................    10,595    12,930    16,896    21,651    28,854

===============================================================================
                               AUDITORS' REPORT

To the Board of Directors and Shareholders of Mathers Fund, Inc.:

     We have audited the accompanying balance sheet of Mathers Fund, Inc. (a Maryland corporation), including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mathers Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Chicago, Illinois
January 13, 1998                                         ARTHUR ANDERSEN LLP

                                MATHERS FUND

                     TOTAL RETURN INVESTMENT PERFORMANCE

                        (ALL PERIODS ENDED 12-31-97)

                               PERCENT CHANGE

                                  1 YR.    5 YR.   10 YR.    20 YR.   32 YR.+
                                  -----   ------   ------   -------   -------
MATHERS FUND ...................   3.01     5.87    65.68    767.43   3923.50
Standard & Poor's 500 ..........  33.36   151.44   424.67   2076.38   3606.17
Value Line Composite * .........  23.42    91.54   195.71    846.65   1038.32
Dow Jones Industrial Average ...  24.87   170.76   452.26   2056.70   3207.20
Long-Term U.S. Treasury Bonds ..  16.21    65.30   193.08    624.41   1011.65
30-Day U.S. Treasury Bills .....   4.88    24.58    69.18    306.98    684.06
Consumer Price Index ...........   1.70    13.66    39.76    159.60    410.40

                           COMPOUND ANNUAL RETURNS

                                  1 YR.    5 YR.   10 YR.    20 YR.   32 YR.+
                                  -----   ------   ------   -------   -------
MATHERS FUND ...................   3.01     1.15     5.18     11.41     12.09
Standard & Poor's 500...........  33.36    20.27    18.05     16.65     11.81
Value Line Composite * .........  23.42    13.88    11.45     11.89      7.80
Dow Jones Industrial Average ...  24.87    22.01    18.55     16.60     11.42
Long-Term U.S. Treasury Bonds ..  16.21    10.57    11.35     10.41      7.72
30-Day U.S. Treasury Bills .....   4.88     4.49     5.40      7.27      6.57
Consumer Price Index ...........   1.70     2.59     3.40      4.89      5.17


* Unweighted average of 1600 stocks
+ From date of initial public offering:  8-19-65

                       10 YEAR TOTAL RETURN COMPARISON

[Contained here is a chart showing performance of an investment of $10,000 ten years ago in both Mathers Fund and the Standard & Poors 500 stock index. The X-axis contains the years from 1987 through 1997, and the Y-axis contains dollar values from zero to $55,000. The lines on the chart reflect the numbers below:



        YEAR    MATHERS FUND S&P 500 INDEX
        '87           10,000        10,000
        '88           11,373        11,655
        '89           12,556        15,347
        '90           13,865        14,872
        '91           15,176        19,391
        '92           15,648        20,867
        '93           15,981        22,966
        '94           15,040        23,267
        '95           16,094        31,999
        '96           16,083        39,342
        '97           16,567        52,467]


     THE FUND'S DAILY PRICE AND ASSET MIX PERCENTAGES ARE AVAILABLE VIA
               RECORDED MESSAGE (AFTER 4:30 P.M. CENTRAL TIME)
                   MONDAY THROUGH FRIDAY AT 800-962-FUND.

    SHAREHOLDER ACCOUNT BALANCES MAY BE OBTAINED FROM THE FUND'S TRANSFER
     AGENT AT 800-235-7458 BETWEEN 8:00 A.M. AND 4:30 P.M. CENTRAL TIME.

THE RESULTS SHOWN REFLECT PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RESULTS REFLECT INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED
IN SHARES.